UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BLUE STAR FOODS CORP.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1).

BLUE STAR FOODS CORP.

3000 NW 109th Avenue

Miami, Florida 33172

November 9, 2022

To our Stockholders:

It is my pleasure to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Star Foods Corp. (the “Company”) to be held on December 12, 2022 at 10:00 a.m., Eastern Standard Time at the offices of the Company located at 3000 NW 109th Avenue, Miami, Florida 33172.

The enclosed Notice of the 2022 Annual Meeting of Stockholders and Proxy Statement include information about the matters to be acted upon by stockholders at the Annual Meeting. You may vote by completing, signing and returning your completed proxy card (or a voting instruction form, if you hold your shares through a broker). If you decide to attend the Annual Meeting of Stockholders, you may revoke your proxy at that time and vote your shares at such meeting.

Stockholders of record at the close of business on October 21, 2022 are entitled to notice of and to vote at the Annual Meeting.

We have also enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which contains important business and financial information regarding the Company. The Annual Report is not part of the proxy solicitation materials.

Sincerely,

/s/ John R. Keeler
John R. Keeler
Executive Chairman and Chief Executive Officer

BLUE STAR FOODS CORP.

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 12, 2022

To the Stockholders of Blue Star Foods Corp.:

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Star Foods Corp. (the “Company”) will be held on December 12, 2022 at 10:00 a.m., Eastern Standard Time, at the offices of the Company located at 3000 NW 109th Avenue, Miami, Florida 33172.

At the Annual Meeting, stockholders will be asked to vote on the following matters (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect seven (7) directors of the Company for a three-year term to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

4.	To approve, on a non-binding advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers; and

5.

To transact such other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote in favor of each director nominee and each of these proposals. Please refer to the Proxy Statement for detailed information about the Annual Meeting, each director nominee, and each of the proposals, as well as voting instructions. Your vote is important, and we strongly urge you to cast your vote as soon as possible even if you plan to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ John Keeler
Executive Chairman and Chief Executive Officer

BLUE STAR FOODS CORP.

3000 NW 109th AVENUE

MIAMI, FLORIDA 33172

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

December 12, 2022

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Blue Star Foods Corp. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2022 Annual Meeting of Stockholders of the Company to be held on December 12, 2022, at 10:00 a.m. Eastern Standard Time, or at any adjournment thereof (the “Annual Meeting”).

The shares represented by your proxy will be voted as indicated on your properly executed and returned proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal One), unless you specifically withhold authority to vote for one or more of the director nominees.

FOR ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two).

FOR the approval of the non-binding advisory vote on executive compensation (Proposal Three).

FOR the approval of the non-binding advisory vote to be held every three (3) years regarding the compensation of the Company’s named executive officers (Proposal Four).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to stockholders on or about November 9, 2022.

VOTING SECURITIES

Stockholders of record at the close of business on October 21, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 25,532,251 shares of the Company’s common stock, $0.0001 par value (“Common Stock”), were issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

RESULTS

Voting results will be tabulated and certified by the Inspector of Elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be filed with the Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K within four business days of the Annual Meeting.

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QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate voting power of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes for shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted as “shares present” at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business so long as the broker can vote on any proposal being considered. However, brokers cannot vote on their clients’ behalf on “non-routine” proposals for which they have not received voting instructions from their clients for such proposals. The vote on Proposals One, Three and Four are considered “non-routine.” Accordingly, broker non-votes will not have any effect with respect to Proposals One, Three and Four as shares that constitute broker non-votes are not considered entitled to vote on these matters.

Brokers do have authority to vote uninstructed shares for or against “routine” proposals. Proposal Two constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal Two.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2023 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company not less than 120 calendar days prior to November 9, 2023. Accordingly, stockholder proposals must be received no later than July 12, 2023. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2023 Annual Meeting, notice must be submitted no later than October 13, 2023 and include all of the information required by Rule 14a-19 under the Exchange Act and the Company’s bylaws. All stockholder proposals must be made in writing addressed to John Keeler, the Company’s Executive Chairman, at 3000 NW 109th Avenue, Miami, Florida 33172 and be in compliance with the Company’s bylaws.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to John Keeler, the Company’s Executive Chairman, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

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SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, mail, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to Silvia Alana, Secretary, at 3000 NW 109th Avenue, Miami, Florida 33172. If you receive more than one proxy card because your shares are registered in different accounts follow the instructions included on each proxy card and vote each proxy card.

AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and form of proxy, together with our Annual Report on Form 10-K (the “Annual Report”), are first being made available to stockholders beginning approximately November 9, 2022. The Annual Report is not a part of the proxy solicitation materials. These documents are also included in our filings with the SEC, which you can access electronically at the SEC’s website at http://www.sec.gov and on the Company’s website at http://www.bluestarfoods.com.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection for any purpose germane to the Annual Meeting ten days prior to the Annual Meeting at the Company’s offices at 3000 NW 109th Avenue, Miami, Florida 33172 during ordinary business hours.

VOTING AND STOCK OWNERSHIP

If shares are registered directly in a stockholder’s name with the Company’s transfer agent, you are a record holder with respect to those shares and the Proxy Statement and form of Proxy are sent directly to you. You can vote your shares by completing, dating and signing the proxy card that is included with this proxy statement.

If your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name.” The Proxy Statement and the form of voting instruction card are sent to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

If you are a stockholder of record as of the close of business on the Record Date, you may attend the Annual Meeting and vote your shares of Common Stock in person instead of returning your signed proxy card. If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank, or other nominee, you must follow the instructions provided to you and obtain a valid proxy from your broker, bank or other nominee to vote your shares of Common Stock in person at the Annual Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board currently consists of seven (7) directors. All of the current members of the Board have been nominated for re-election. Stockholders and their proxies cannot vote for more than seven (7) nominees at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the persons named on your proxy card as proxies will vote for any substitute nominated by the Board. At the Annual Meeting, directors will be elected to serve for three-year terms expiring at the 2025 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. This Proposal One relates to the election of directors to take effect immediately upon the Annual Meeting.

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The directors shall be elected by a majority of the Votes Cast at the Annual Meeting (with abstentions and broker non-votes not counted as a Vote Cast with respect to that director) in accordance with our by-laws.

If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Board is set forth below.

John Keeler, 51, has been Executive Chairman of the Board since November 8, 2018 and Chief Executive Officer since August 1, 2019. Mr. Keeler founded John Keeler & Co., d/b/a Blue Star Foods in May 1995 and served as its Executive Chairman of the Board since inception during which time he grew the company to become one of the leading marketers of imported blue swimming crab meat in the United States. Mr. Keeler built sales over the past 20 years to $35+ million annually through 2017. Mr. Keeler oversees procurement as well as operating facilities in the Philippines and Indonesia. Mr. Keeler is an executive committee member of the National Fisheries Institute-Crab Council and a founding member of the Indonesia and Philippines crab meat processors associations. Mr. Keeler received his BS in Economics from Rutgers University in 1995 and attended Harvard Business School executive programs in supply chain management, negotiations and marketing in 2005. Mr. Keeler’s extensive experience in the industry led to the decision to appoint him to the Board.

Nubar Herian, 53, has been a director since November 8, 2018. Since 2014, Mr. Herian has been the chief executive officer of Monaco Group Holdings, a privately-held company headquartered in Miami, Florida, which owns and operates Monaco Foods, Inc., an importer, exporter and distributor of premium gourmet foods from around the world. Since 1995, Mr. Herian has been the commercial director of Casa de Fruta Caracas, a privately-held company based in Caracas, Venezuela, that focuses on importing foods. Mr. Herian is also the president of Lunar Enterprises, Corp. (“Lunar”), a holding company for his family’s public and private equity investments and real estate holdings. Mr. Herian received his BS in Mechanical Engineering from Florida Atlantic University in 1994 and an Executive M.B.A. from the University of Miami in 2014. Mr. Herian’s experience in the food import industry led to the decision to appoint him to the Board.

Jeffrey J. Guzy, 71, has been a director since April 12, 2021. Mr. Guzy has served as a director of Leatt Corp. (OTC: LEAT), since April 2007 and from October 2007 to August 2010, as its President. Mr. Guzy has served as an independent director and chairman of the audit committee of Capstone Companies, Inc. (OTC: CAPC), a public holding company, since April 2007, as an independent director and chairman of the audit committee of Purebase Corporation (OTC: PUBC), a diversified resource company, since April 2020 and as Chairman of CoJax Oil and Gas Corporation (OTCPK: CJAX), an early stage oil and gas exploration and production company, since May 2018, and was appointed as its chief executive officer in January 2020. Mr. Guzy has served as an executive manager or consultant for business development, sales, customer service, and management in the telecommunications industry, specifically, with IBM Corp., Sprint International, Bell Atlantic Video Services, Loral CyberStar, and FaciliCom International. Mr. Guzy has also started his own telecommunications company providing Internet services in Western Africa. Mr. Guzy has an M.B.A in Strategic Planning and Management from The Wharton School of the University of Pennsylvania, an M.S. in Systems Engineering from the University of Pennsylvania, a B.S. in Electrical Engineering from Penn State University, and a Certificate in Theology from Georgetown University. Mr. Guzy’s extensive public company board experience led to the decision to appoint him to the Board.

Timothy McLellan, 65, has been a director since April 12, 2021. Mr. McLellan has more than 35 years of operating experience and has served as a seafood executive in both the U.S. and Asia. Mr. McLellan is currently managing director of Maijialin Consulting Company Ltd. which provides international business development consulting services for import/export cold chain supply logistics and foodservice distribution. Prior thereto from April 2009 until February 2019, Mr. McLellan was managing director, business development for Preferred Freezer Services (Shanghai) Co. Ltd, a Singapore-based logistics and industrial infrastructure provider. Between 2019 and 2020, Mr. McLellan served as a private equity operating partner for CITIC Capital Partners (Shanghai) Ltd. Prior to that, from 2009 through 2019, Mr. McLellan served in various executive capacities, including Chairman for SinotransPFS Cold Chain Logistics Company, Ltd., a logistics company. Between 2004 and 2009, Mr. McLellan served as President of Empress International, a division of Thai Union Group. Between 2003 and 2004, he served in a senior manager position with the seafood division of ConAgra Foods. Mr. McLellan’s knowledge and background with regard to seafood operations management led to the decision to appoint him to the Board.

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Trond Ringstad, 55, has been a director since April 12, 2021. Mr. Ringstad has more than 20 years of operating experience as a seafood executive in both the U.S. and Europe. Since April 2017, Mr. Ringstad has been managing partner of American Sea, LLC, a seafood processing and sales company, and since October 2013, Mr. Ringstad has been an independent consultant for AGR Partners, a private equity fund. From December 2016 through January 2018, Mr. Ringstad was an independent consultant for Maritech LLC, a seafood software provider. Between 2003 and 2007, he served as president of Pacific Supreme Seafoods, a global importing and wholesaling seafood company. Between 2001 and 2003, he served as vice president of sales and marketing for Royal Supreme Seafoods, a Norwegian /Chinese seafood importer and sales company. Mr. Ringstad graduated from the BI Norwegian Business School with a Degree in International Marketing and has a BA in Business Management from Washington State University. Mr. Ringstad’s knowledge and background with regard to seafood operations management led to the decision to appoint him to the Board.

Silvia Alana, 39, has been a director since April 20, 2022 and has been chief financial officer of the Company since May 2021. Ms. Alana was the corporate controller of the Company from August 2020 to May 2021. Prior thereto, Ms. Alana was Global Technical Accounting Manager at Brightstar Corporation from July 2018 to August 2020 and Audit Manager at Crowe Horwath, LLP from July 2016 to July 2018. Ms. Alana was a Senior Accountant in Global Accounting and Reporting Services at Carnival Corporation & Plc., from May 2013 to February 2015, and an Auditor in Assurance at Pricewaterhouse Coopers, LLP, from January 2010 to May 2013. Ms. Alana graduated from Florida International University with a Bachelor degree in Accounting in 2008 and a Master of Accounting in 2009. Ms. Alana is a Certified Public Accountant. Ms. Alana’s experience with the Company’s operations led to the decision to appoint her to the Board.

Juan Carlos Dalto, 58, has been a director since April 20, 2022. Mr. Dalto has been the chief executive officer-Americas of Savencia Fromage & Dairy, a manufacturer and distributor of cheese products, since October 1, 2022. Mr. Dalto was president of Dole Packaged Foods, LLC from since January 2021 to September 30, 2022, where he led business development for North and Latin America of the Dole packaged fruits business. From March 2017 to December 31, 2020, Mr. Dalto was regional chief executive officer of Savencia Fromage & Dairy Latin America where he led business development in the production, imports, distribution and marketing of dairy products. Prior thereto, among other positions, Mr. Dalto held various international executive positions with Danone, a world leading food company. Mr. Dalto has been a director of Lifeway Foods, Inc. (Nasdaq:LWAY) since August 2022. Mr. Dalto has an industrial engineer degree from the Instituto Tecnológico de Buenos Aires – ITBA (Argentina), with post-graduate executive studies on strategic marketing from Adam Smith Open University (Buenos Aires, Argentina) and the University of Michigan, and on leadership from the London Business School. Mr. Dalto’s extensive knowledge and experience in the food industry, sustainability and business development, led to the decision to appoint him to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to ratification by our stockholders at the Annual Meeting. MaloneBailey, LLP has been our independent registered public accounting firm since the fiscal year ended December 31, 2018. No representative of MaloneBailey, LLP is expected to be present at the Annual Meeting.

This Proposal Two requires approval by a majority of the Votes Cast at the Annual Meeting.

More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 21 below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL THREE
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), enable our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement.

We believe that executive compensation should be focused on promoting Company performance and stockholder value. The Board believes that the objectives of our executive compensation program are appropriate for a company or our size and stage of development. Our executive compensation program is designed to allow us to recruit, retain and motivate employees who play a significant role in our current and future success. Please read the Summary Compensation Table and the other related tables and accompanying narrative for a detailed description of the compensation of our named executive officers. We believe that the compensation of each of our Named Executive Officers was reasonable and appropriate and aligned with the Company’s results and the achievement of the objectives.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our stockholders and the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

This non-binding Proposal Three requires approval by a majority of the Votes Cast at the Annual Meeting.

Accordingly, we ask our stockholders to vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

This Proposal Four provides stockholders with the opportunity to inform the Company as to the frequency of every one year, every two years or every three years with which the Company would include a proposal, similar to Proposal Three, concerning executive compensation in its proxy statement for future annual stockholder meetings. While the Board intends to carefully consider the stockholder vote resulting from the proposal, this vote is advisory only and is not binding on the Company or the Board. The Board is proposing an advisory vote every three years because the Board believes that investor feedback would be more useful if the success of a compensation program is judged over a period of time.

This non-binding Proposal Four requires approval by a majority of the Votes Cast at the Annual Meeting.

Accordingly, we ask our stockholders to vote in favor of the following resolution:

The Board recommends a vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the Company including an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every three (3) years.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING THREE (3) YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

GOVERNANCE MATTERS

Board Composition

The Board currently consists of seven members who hold office for three-year terms or until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers. The Company is not aware of any of its directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board of Directors Risk Oversight

The Board oversees the Company’s risk management including understanding the risks the Company faces and what steps management is taking to manage those risks, as well as understanding what level of risk is appropriate for the Company. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, human resources, employment, and strategic risks. Management discusses strategic and operational risks at regular management meetings and conducts strategic planning and review sessions during the year that include a discussion and analysis of the risks.

Board of Directors Leadership Structure

The Company’s leadership structure currently consists of the combined role of Chairman of the Board and Chief Executive Officer. The Board has determined that it is in the best interests of the Company and its shareholders to combine these roles. Due to the small size and early stage of the Company, the Board believes it is currently most effective to have the Chairman and Chief Executive Officer positions combined. In addition, having one person serve as both Chairman and Chief Executive Officer provides clear leadership for the Company, with a single person setting the tone and managing our operations. Currently, John Keeler serves as Chairman and Chief Executive Officer. The Company does not have a separate lead independent director.

Director Meeting Attendance

During the year ended December 31, 2021 (the “Last Fiscal Year”), the Board did not hold any Board meetings. The Board acted nineteen times by unanimous written consent in lieu of holding a meeting.

Director Independence

Jeffrey Guzy, Trond Ringstad and Timothy McLellan are considered “independent” under the rules of the SEC and the NASDAQ Capital Market as determined by the Board. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings of stockholders.

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Board Committees

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee consists of Jeffrey Guzy, Trond Ringstad and Timothy McLellan. Mr. Guzy is the chairman of the Audit Committee. We have determined that Messrs. Guzy, Ringstad and McLellan each satisfy the “independence” requirements of NASDAQ Listing Rule 5605(a)(2) and meets the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Mr. Guzy qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002.

The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for: (a) representing and assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence; (b) overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement; (c) retaining and terminating the Company’s independent auditors; (d) approving in advance all audit and permissible non-audit services to be performed by the independent auditors; (e) reviewing related party transactions; and (f) performing such other functions as the Board may from time to time assign to the Committee. The Audit Committee did not hold formal meetings but conducted internal discussions and the Chairman corresponded with the Company’s auditors in the Last Fiscal Year. The Audit Committee has adopted a formal written charter which is available on the Company’s Internet website at www.bluestarfoods.com.

Compensation Committee

The Compensation Committee consists of Jeffrey Guzy, Trond Ringstad and Timothy McLellan. Mr. Guzy is the chairman of the Compensation Committee. The Compensation Committee is responsible for: (a) assisting the Board in seeing that a proper system of long-term and short-term compensation is in place to provide performance oriented incentives to attract and retain management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) assisting the Board in discharging its responsibilities relating to compensation of the Company’s executive officers; (c) evaluating the Company’s Chief Executive Officer compensation and setting a remuneration package; (d) making recommendations to the Board with respect to incentive compensation plans and equity-based plans; and (e) performing such other functions as the Board may from time to time assign to the Committee. The Compensation Committee did not hold formal meetings in the Last Fiscal Year. The full Board approved officer compensation by unanimous written consent. The Compensation Committee has adopted a formal written charter which is available on the Company’s Internet website at www.bluestarfoods.com.

In determining the amount, form, and terms of such compensation, the Compensation Committee will consider the annual performance of such officers in light of company goals and objectives relevant to executive officer compensation, competitive market data pertaining to executive officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its shareholders.

During the Last Fiscal Year, there were no compensation consultants engaged to determine or recommend the amount or form of executive and director compensation.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Jeffrey Guzy, Trond Ringstad and Timothy McLellan. Mr. Guzy is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to provide for appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board the Company’s slate of director nominees for election by the shareholders at the annual meeting of stockholders and nominees to fill vacancies and newly created directorships; (d) reviewing candidates recommended by shareholders for election to the Board and shareholder proposals submitted for inclusion in the Company’s proxy materials; (e) advising the Board regarding the size and composition of the Board and its committees; (f) proposing to the Board directors to serve as chairpersons and members on committees of the Board; (g) coordinating matters among committees of the Board; (h) proposing to the Board the slate of corporate officers of the Company and reviewing the succession plans for the executive officers; (i) recommending to the Board and monitoring matters with respect to governance of the Company; (j) overseeing the Company’s compliance program; and performing such other functions as the Board may from time to time assign to the Committee. The Nominating Committee did not hold formal meetings in the Last Fiscal Year. The Nominating Committee has adopted a formal written charter which is available on the Company’s Internet website at www.bluestarfoods.com.

The Nominating Committee will consider any director candidates recommended by stockholders, although there is no formal policy with regard to directors recommended by stockholders, when considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking). The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating Committee plans to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Committee’s charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Changes in Nominating Process

There are no material changes to the procedures by which stockholders may recommend nominees to the Board.

Board Diversity

The Board is committed to diversity of experience, gender, race and ethnicity, and seek to ensure that there is diversity among the directors. The Company believes that its directors should be of a diverse group of individuals who have broad experience and the ability to exercise sound business judgment from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set and geographic representation.

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

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Board Diversity Matrix (as of October 31, 2022)

Total Number of Directors	7

	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
Hispanic or Latinx	1	3
White	0	3

Code of Ethics

We have adopted a code of ethics that applies to our executive officers, directors and employees. We have filed a copy of our Code of Ethics as an exhibit to our Current Report on Form 8-K filed with the SEC on July 19, 2021. Our Code of Ethics is available on the Company’s website at www.bluestarfoods.com. In addition, a copy of the Code of Ethics will be provided without charge upon written request to the Company’s Secretary, Silvia Alana, at 3000 NW 109th Avenue, Miami, Florida 33172.

Stockholder Communications

The Board currently does not provide a formal process for stockholders to send communications to the Board. In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the number of stockholders of the Company. While the Board will, from time to time, review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company’s Secretary, Silvia Alana, at 3000 NW 109th Avenue, Miami, Florida 33172, with an instruction to forward the communication to a particular director or the Board as a whole.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 31, 2022, the Company’s directors and executive officers beneficially own, directly or indirectly, in the aggregate, approximately 62% of its outstanding Common Stock. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders.

The following table sets forth, as of October 31, 2022, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock; (ii) each of the Company’s directors (iii) each Named Executive Officer and (iv) all of the Company’s executive officers and directors as a group. The information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Blue Star Foods Corp., 3000 NW 109th Avenue, Miami, Florida 33172.

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The percentages below are calculated based on 25,532,251 shares of common stock issued and outstanding as of October 31, 2022.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Beneficial Ownership
5% or Greater Stockholders
Christopher Constable	3,120,000	(1)	10.9%
Named Executive Officers and Directors
John Keeler	15,044,634	(2)	58.7%
Nubar Herian	739,192	(3)	2.9%
Jeffrey Guzy	149,242	(4)	*
Timothy McLellan	118,440	(5)	*
Trond Ringstad	123,639	(5)	*
Silvia Alana	6,547	(6)	*
Juan Carlos Dalto	36,983	(7)	*
All current directors and executive officers as a group (8 persons)	16,381,677	(8)	62.1%

* Less than 1%

(1)	Represents shares issuable upon the exercise of a stock option.
(2)	14,941,301 of such shares are subject are held with Mr. Keeler’s wife as tenants in the entirety and are subject to the terms of a lock-up agreement pursuant to which Mr. Keeler may not sell more than one-third of the common stock held by him in any two-month period. Includes 103,333 shares underlying a stock option which are exercisable within 60 days.
(3)	Includes (i) 504,755 shares held by Lunar Enterprise Corp., of which Mr. Herian has sole voting and dispositive power, (ii) 103,333 shares underlying stock options which are exercisable within 60 days and (iii) 120,112 shares held by Toberly Ltd., of which Mr. Herian has sole voting and dispositive power.
(4)	Includes (i)12,500 shares underlying a warrant and (ii) 103,333 shares underlying stock options exercisable within 60 days.
(5)	Includes 103,333 shares underlying stock options which are exercisable within 60 days.
(6)	Represents shares underlying stock options which are exercisable within 60 days.
(7)	Includes 3,333 shares underlying a stock option which are exercisable within 60 days.
(8)	Includes 500 shares and 162,500 shares underlying a stock option which are exercisable within 60 days held by Miozotis Ponce.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are John Keeler, Chief Executive Officer and Executive Chairman, Silvia Alana, Chief Financial Officer and Miozotis Ponce, Chief Operating Officer. Biographical information for Mr. Keeler and Ms. Alana is included above. The Company’s officers are appointed by the Board of Directors and serve at its discretion.

Miozotis Ponce, 52, has been the Company’s Chief Operating Officer since April 19, 2022 and the Company’s Vice President of Operations since May 2012, where she led sales and marketing and operations. Prior thereto, from June 2005, Ms. Ponce served as Operations Manager. Ms. Ponce joined the Company in June 2004 as Customer Service Director and has over 25 years of experience in the food industry. Ms. Ponce holds an AA in Business from Miami Dade Community College.

There are no arrangements or understandings between Ms. Miozotis and any other person pursuant to which she was appointed as an officer. Ms. Miozotis does not have any family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Ms. Miozotis and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Related Party Transactions

The Audit Committee, pursuant to its charter, is responsible for the review and approval of all related party transactions. The Audit Committee charter does not set forth specific standards to be applied rather, the Audit Committee reviews each transaction individually on a case-by-case, facts and circumstances basis.

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From January 2006 through May 2017, John Keeler & Co., Inc., d/b/a Blue Star Foods, a Florida corporation (“Keeler & Co”) and the Company’s wholly-owned subsidiary, issued an aggregate of $2,910,000, 6% demand promissory notes to John Keeler, our Chief Executive Officer, Executive Chairman and a director. We may prepay the notes at any time first against interest due thereunder. If an event of default occurs under the notes, interest will accrue at 18% per annum and if not paid within 10 days of payment becoming due, the holder of the note is entitled to a late fee of 5% of the amount of payment not timely received. On December 30, 2020, we entered into a debt repayment agreement with Mr. Keeler pursuant to which we issued 796,650 shares of common stock to a third party designated by Mr. Keeler as repayment for an aggregate principal amount of $1,593,300 due under four such notes. All interest due on the notes had previously been paid on a monthly basis. The Company remains indebted to Keeler & Co. under the remaining promissory notes in the aggregate principal amount of $960,000.

John Keeler owns 95% of Bacolod Blue Star Export Corp., a Philippine corporation (“Bacolod”) and an exporter of pasteurized crab meat from the Philippines, and 95% of Bicol Blue Star Export Co., a Philippine corporation (“Bicol”), and an indirect supplier of crab meat via Bacolod to the Company.

The Company’s transactions with Bacolod were $0 and $1,280,589 for the years ended December 31, 2021 and 2020, respectively. There were no transactions between the Company and Bicol for the years ended December 31, 2021 and 2020.

John Keeler and Christopher Constable, the Company’s former Chief Financial Officer and a 5% stockholder, own 80% and 20%, respectively, of Strike the Gold Foods, Ltd., a UK company, which sold the Company’s packaged crab meat in the United Kingdom in 2019.

Keeler & Co. leased approximately 16,800 square feet of office/warehouse space for its executive offices and distribution facility for $16,916 per month from John Keeler Real Estate Inc., a Florida corporation, 33% owned by a trust for each of John Keeler III, Andrea Keeler and Sarah Keeler, each of whom is a child of John Keeler. On December 31, 2020, this facility was sold to an unrelated third-party purchaser and the lease was terminated. In connection with the sale, the Company retained approximately 4,756 square feet of such space, rent-free, for 12 months.

From time to time, the Company may prepay Bacolod for future shipments of product which may represent five to six months of purchases. There was $1,299,984 due as of December 31, 2021 for future shipments from Bacolod.

Keeler & Co. was a party to an Unconditional and Continuing Guaranty, dated August 31, 2016, with ACF Finco I, LP (“ACF”), pursuant to which Mr. Keeler guaranteed the Company’s obligations under its Loan and Security Agreement with ACF. On March 31, 2021, John Keeler, Executive Chairman and Chief Executive Officer, provided a personal guaranty of up to $1,000,000 to Lighthouse Financial Corp., a North Carolina corporation, in connection with the Company’s revolving credit facility.

John Keeler, pledged 5,000,000 shares of common stock to secure the Company’s obligations under a $1,000,000 promissory note (the “Kenar Note”) issued to Kenar Overseas Corp., a company registered in Panama (“Kenar”) issued on March 26, 2019. On May 21, 2020, the Kenar Note was amended to, among other things, reduce the number of pledged shares by Mr. Keeler to 4,000,000. The Kenar Note was paid off and the pledged shares released as of July 6, 2021. Marcos Herian, President of Kenar, is the brother of Nubar Herian, a director of the Company.

On January 23, 2020, May 27, 2020, September 29, 2020, December 31, 2020 and March 31, 2021, the Company issued 160 shares, 160 shares, 448 shares,144 shares and 136 shares, respectively, of common stock to a company owned by the stepmother of John Keeler as a quarterly dividend which accrued on the Company’s Series A preferred stock (the “Series A Stock”) acquired by such company in connection with a settlement in connection with the Company’s merger transaction in November 2018. On June 30, 2021, all 16 shares of such Series A Stock were converted into 8,000 shares of common stock. On November 2, 2021 and November 3, 2021, the Company issued an aggregate of 4,000 shares of common stock to a company owned by the stepmother of John Keeler upon the exercise of warrants for total proceeds of $9,600.

On January 23, 2020, May 27, 2020, September 29, 2020, December 31, 2020 and March 31, 2021, the Company issued 6,000 shares, 6,000 shares, 16,798 shares, 5,405 shares and 5,085 shares of common stock, respectively, to Lunar Enterprises, Corp. (“Lunar”), as a quarterly dividend which accrued on the Series A Stock acquired in a private placement offering in November 2018. Nubar Herian, a director, is the President of and controls Lunar. On June 30, 2021, all 600 shares of such Series A Stock were converted into 300,000 shares of common stock. On November 5, 2021, a total of 150,000 shares were issued upon the exercise of warrants for total proceeds of $360,000.

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On January 23, 2020, May 27, 2020, September 29, 2020, December 31, 2020 and March 31, 2021, the Company issued 400 shares, 348 shares, 372 shares, 360 shares and 339 shares of common stock, respectively, to Juan Carlos Dalto as a quarterly dividend which accrued on the Series A Stock acquired in a private placement offering in November 2018. On June 30, 2021, all 40 shares of such Series A Stock were converted into 20,000 shares of common stock. On November 3, 2021, a total of 10,000 shares were issued upon the exercise of warrants for total proceeds of $24,000.

On February 25, 2020, Christopher Constable, the Company’s former Chief Financial Officer and a 5% stockholder, entered into a Separation and Mutual Release Agreement pursuant to which Mr. Constable resigned as Chief Financial Officer, Secretary, Treasurer and a director of the Company. The Agreement contained mutual general releases, a two-year confidentiality provision and provides for Mr. Constable’s outstanding option to purchase 3,120,000 shares of common stock to remain in effect until November 8, 2028.

On June 30, 2021, MO7 Boats LLC, invested $275,000 in a private offering and was issued 137,500 shares of common stock and a warrant to purchase 137,500 shares of common stock. Marcos Herian, managing member and President of MO7 Boats LLC, is the brother of Nubar Herian, a director of the Company.

On June 30, 2021, Promarine Boats LLC, invested $250,000 in a private offering and was issued 125,000 shares of common stock and a warrant to purchase 137,500 shares of common stock. Marcos Herian, managing member of Promarine Boats LLC, is the brother of Nubar Herian, a director of the Company.

On June 30, 2021, R&N Ocean Inc., invested $250,000 in a private offering and was issued 125,000 shares of common stock and a warrant to purchase 137,500 shares of common stock. Marcos Herian, President of R&N Ocean Inc., is the brother of Nubar Herian, a director of the Company.

The table below sets forth certain information about the compensation awarded to, earned by or paid to our Chief Executive Officer and our other executive officer receiving annual remuneration in excess of $100,000 during 2021 (each, a “Named Executive Officer”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards		Option Awards		All Other Compensation		Total
John Keeler	2021	$79,409	$17,917	(1)	$200,000	(2)	$23,704	(3)	$321,030
Executive Chairman and	2020	$82,805	-		-		$22,169	(3)	$104,974
Chief Executive Officer

Silvia Alana	2021	$143,250			$42,075	(4)	-		$185,325
Chief Financial Officer	2020	$53,125	-		-		-		$53,125

(1) Represents stock grant of 10,992 shares of common stock at a fair value of $1.63 per share granted on December 31, 2021 as director compensation.

(2) Represents an option to purchase 100,000 shares of common stock at an exercise price of $2.00 per share granted on April 12, 2021 and the grant date fair value computed in accordance with FASB ASC Topic 718.

(3) Represents health insurance premiums paid by the Company on behalf of Mr. Keeler.

(4) Represents an option to purchase 7,013 shares of common stock at an exercise price of $6.00 per share granted on August 3, 2021 and the grant date fair value computed in accordance with FASB ASC Topic 718.

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Employment Agreement

Ms. Alana is party to a three-year employment agreement, dated August 3, 2020, with the Company for an annual base salary of $127,500, which increased to $150,000 in August 2021. The agreement also provides for the grant on the first anniversary of the agreement of a three-year option to purchase that number of shares equal to 30% of Ms. Alana’s then current salary at the market price of the Company’s common stock. Accordingly, on August 3, 2021, Ms. Alana was granted an option to purchase 7,013 shares of common stock at an exercise price of $6.00 per share.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

Outstanding Equity Awards

The table below reflects all equity awards made to each Named Executive Officer that were outstanding on December 31, 2021.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

John Keeler	-		-	-	-
Silvia Alana	7,013	(1)	$-	$6.00	8/3/24

(1) Shares subject to the option vest in equal monthly installments for the term of the option.

2018 Equity Incentive Award Plan

In connection with the Company’s merger in November 2018 (the “Merger”), on November 8, 2018, the Board adopted the 2018 Equity Incentive Plan (the “2018 Plan”) and the Company’s stockholders approved the Plan by written consent on November 8, 2018. The principal purpose of the 2018 Plan is to attract, retain and motivate selected employees, consultants and non-employee directors through the granting of stock-based compensation awards and cash-based performance bonus awards.

Under the 2018 Plan, the Company is authorized to issue incentive stock options intended to qualify under Section 422 of the Code and non-qualified stock options. The 2018 Plan is administered by the Board. In connection with the Merger, the Company issued options to purchase an aggregate of 6,240,000 million shares of common stock to certain executive officers and directors (3,120,000 of which were subsequently forfeited unexercised).

Share Reserve. 7,500,000 shares of common stock are reserved for issuance under the 2018 Plan pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, deferred stock awards, dividend equivalent awards, stock payment awards, performance awards and other stock-based awards.

● to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2018 Plan;

● to the extent shares are tendered or withheld to satisfy the grant, exercise price or tax withholding obligation with respect to any award under the 2018 Plan, such tendered or withheld shares will be available for future grants under the 2018 Plan;

● to the extent that shares of common stock are repurchased by us prior to vesting so that shares are returned to us, such shares will be available for future grants under the 2018 Plan;

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● the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2018 Plan; and

● to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2018 Plan.

Administration. The compensation committee is expected to administer the 2018 Plan unless the Board assumes authority for administration. The compensation committee must consist of at least three members of the Board of directors, each of whom is intended to qualify as an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the NASDAQ rules. The 2018 Plan provides that the Board or compensation committee may delegate its authority to grant awards to employees other than executive officers to a committee consisting of one or more members of the Board or one or more of our officers, other than awards made to our non-employee directors, which must be approved by the full Board.

Subject to the terms and conditions of the 2018 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2018 Plan. The administrator is also authorized to adopt, amend or rescind rules relating to administration of the 2018 Plan. The Board may at any time remove the compensation committee as the administrator and revest in itself the authority to administer the 2018 Plan. The full Board will administer the 2018 Plan with respect to awards to non-employee directors.

Eligibility. Options, SARs, restricted stock and all other stock-based and cash-based awards under the 2018 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of subsidiaries. Such awards also may be granted to our directors. Only employees of the Company or certain subsidiaries may be granted ISOs.

Awards. The 2018 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, performance awards, stock payment awards and other stock-based and cash-based awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonstatutory Stock Options (“NSOs”). NSOs will provide for the right to purchase shares of common stock at a specified price that may not be less than the fair market value of a share of common stock on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed 10 years.

Incentive Stock Options (“ISOs”). ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of our Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of 10 years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2018 Plan provides that the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

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Restricted Stock Awards. Restricted stock awards may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse; however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

Restricted Stock Unit Awards (“RSU”). Restricted stock units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Deferred Stock Awards. Deferred stock awards represent the right to receive shares of common stock on a future date. Deferred stock may not be sold or otherwise hypothecated or transferred until issued. Deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied and the shares are issued. Deferred stock awards generally will be forfeited, and the underlying shares of deferred stock will not be issued, if the applicable vesting conditions and other restrictions are not met.

Deferred Stock Units. Deferred stock units are denominated in unit equivalent of shares of common stock and vest pursuant to a vesting schedule or performance criteria set by the administrator. The common stock underlying deferred stock units will not be issued until the deferred stock units have vested, and recipients of deferred stock units generally will have no voting rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights (“SARs”). SARs may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over a set exercise price. The exercise price of any SAR granted under the 2018 Plan must be at least 100% of the fair market value of a share of our Common Stock on the date of grant. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2018 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the SAR agreements. SARs under the 2018 Plan will be settled in cash or shares of common stock, or in a combination of both, at the election of the administrator.

Dividend Equivalent Awards. Dividend equivalent awards represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the award. Dividend equivalents may be settled in cash or shares and at such times as determined by our compensation committee or the Board, as applicable.

Performance Awards. Performance awards may be granted by the administrator on an individual or group basis. Generally, these awards will be based upon specific performance targets and may be paid in cash or in common stock or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon the value of our Common Stock. Performance awards may also include bonuses that may be granted by the administrator on an individual or group basis and that may be payable in cash or in common stock or in a combination of both.

Stock Payment Awards. Stock payment awards may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock as part of a deferred compensation or other arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee, consultant or non-employee director.

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Change in Control. In the event of a change in control where the acquirer does not assume or replace awards granted prior to the consummation of such transaction, awards issued under the 2018 Plan will be subject to accelerated vesting such that 100% of such awards will become vested and exercisable or payable, as applicable. Performance awards will vest in accordance with the terms and conditions of the applicable award agreement. In the event that, within the 12 month period immediately following a change in control, a participant’s services with us are terminated by us other than for cause (as defined in the 2018 Plan) or by such participant for good reason (as defined in the 2018 Plan), then the vesting and, if applicable, exercisability of 100% of the then-unvested shares subject to the outstanding equity awards held by such participant under the 2018 Plan will accelerate effective as of the date of such termination. The administrator may also make appropriate adjustments to awards under the 2018 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions. Under the 2018 Plan, a change in control is generally defined as:

● the transfer or exchange in a single transaction or series of related transactions by our stockholders of more than 50% of our voting stock to a person or group;

● a change in the composition of the Board of directors over a two-year period such that the members of the board of directors who were approved by at least two-thirds of the directors who were directors at the beginning of the two-year period or whose election or nomination was so approved cease to constitute a majority of the Board;

● a merger, consolidation, reorganization or business combination in which we are involved, directly or indirectly, other than a merger, consolidation, reorganization or business combination that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction; or

● stockholder approval of our liquidation or dissolution.

Adjustments of Awards. In the event of any stock dividend, stock split, spin-off, recapitalization, distribution of our assets to stockholders (other than normal cash dividends) or any other corporate event affecting the number of outstanding shares of our Common Stock or the share price of our Common Stock other than an “equity restructuring” (as defined below), the administrator may make appropriate, proportionate adjustments to reflect the event giving rise to the need for such adjustments, with respect to:

● the aggregate number and type of shares subject to the 2018 Plan;

● the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and

● the grant or exercise price per share of any outstanding awards under the 2018 Plan.

In the event of one of the adjustments described above or other corporate transactions, in order to prevent dilution or enlargement of the potential benefits intended to be made available under the 2018 Plan, the administrator has the discretion to make such equitable adjustments and may also:

● provide for the termination or replacement of an award in exchange for cash or other property;

● provide that any outstanding award cannot vest, be exercised or become payable after such event;

● provide that awards may be exercisable, payable or fully vested as to shares of common stock covered thereby; or

● provide that an award under the 2018 Plan cannot vest, be exercised or become payable after such event.

In the event of an equity restructuring, the administrator will make appropriate, proportionate adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable. In addition, the administrator will make equitable adjustments, as the administrator in its discretion may deem appropriate to reflect such equity restructuring, with respect to the aggregate number and type of shares subject to the 2018 Plan. The adjustments upon an equity restructuring are nondiscretionary and will be final and binding on the affected holders and the Company.

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For purposes of the 2018 Plan, “equity restructuring” means a nonreciprocal transaction between us and our stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares (or other securities) or the share price of our Common Stock (or other securities) and causes a change in the per share value of the common stock underlying outstanding stock-based awards granted under the 2018 Plan. In the event of a stock split in connection with an offering, the administrator will proportionately adjust (i) the number of shares subject to any outstanding award under the 2018 Plan, (ii) the exercise or grant price of any such awards, if applicable, and (iii) the aggregate number of shares subject to the 2018 Plan.

Amendment and Termination. The Board or the compensation committee (with Board approval) may terminate, amend or modify the 2018 Plan at any time and from time to time. However, we must generally obtain stockholder approval:

● to increase the number of shares available under the 2018 Plan (other than in connection with certain corporate events, as described above);

● reduce the price per share of any outstanding option or SAR granted under the 2018 Plan;

● cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares; or

● to the extent required by applicable law, rule or regulation (including any NASDAQ rule).

Termination. The Board may terminate the 2018 Plan at any time. No ISOs may be granted pursuant to the 2018 Plan after the 10th anniversary of the effective date of the 2018 Plan, and no additional annual share increases to the 2018 Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of the 2018 Plan will remain in force according to the terms of the 2018 Plan and the applicable award agreement.

Director Compensation

The following table sets forth certain information concerning compensation earned by the Company’s non-employee directors for services rendered as a director during the Last Fiscal Year:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Nubar Herian	$-	$17,917	$200,000	-	-	-	$217,917
Jeffrey Guzy (2)	$-	$32,451	$200,000	-	-	-	$232,451
Timothy McLellan (2)	$-	$24,625	$200,000	-	-	-	$224,625
Trond Ringstad (2)	$-	$24,625	$200,000	-	-	-	$224,625
Juan Carlos Dalto (3)	$-	$-	-	-	-	-	$-

(1) The aggregate grant date fair value is computed in accordance with FASB ASC Topic 718.

(2) Joined the Board as of April 12, 2021

(3) Joined the Board as of April 20, 2022

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Director Service Agreements

On March 25, 2021, the Company entered into one-year director service agreements with each of Messrs. Guzy, McLellan, Ringstad, Herian and Keeler, the then current directors. In consideration for their services, each director was issued $25,000 of shares of Common Stock for each year’s service based upon the closing sale price of the Common Stock, on the principal market on which it is then traded, on the final trading day of the calendar year. On April 12, 2021, the Company granted each director an option to purchase 100,000 shares of common stock at an exercise price of $2.00 per share, which option vests in equal monthly installments over the course of the year and expires three years from the date they are fully vested.

Pursuant to the terms of the director service agreement, on December 31, 2021, the Company issued 10,992 shares of common stock to Nubar Herian, 15,107 shares of common stock to Timothy McLellan, 10,992 shares of common stock to John Keeler, 15,107 shares of common stock to Trond Ringstad, and 19,909 shares of common stock to Jeffrey Guzy for serving as a director of the Company.

On April 20, 2022, the Company entered into new one-year director service agreements (which replaced the agreements entered into in March 2021) with each of the current members of the Board. The agreement will automatically renew for successive one-year terms unless either party notifies the other of its desire not to renew the agreement at least 30 days prior to the end of the then current term, or unless earlier terminated in accordance with the terms of the agreement. As compensation for serving on the Board, each director will be entitled to a $25,000 annual stock grant and for serving on a committee of the Board, an additional $5,000 annual stock grant, both based upon the closing sales price of the Common Stock on the last trading day of the calendar year. Each director who serves as chairman of the Audit Committee, Compensation Committee and Nominating and Governance Committee will be entitled to an additional $15,000, $10,000 and $7,500 annual stock grant, respectively. As additional consideration for such Board service, each director was granted a five-year option to purchase 25,000 shares of the Company’s common stock at an exercise price of $2.00 per share, which shares vest in equal quarterly installments of 1,250 shares during the term of the option.

On April 20, 2022, the Company issued a five-year option to purchase 25,000 shares of common stock at an exercise price of $2.00 per share to each of its directors. Shares subject to the option vest in equal quarterly installments of 1,250 shares for the term of the option.

The agreements and issuances described above were approved by the Board by unanimous written consent.

Prohibitions against Hedging and Pledging

All directors and employees of the Company, including our executive officers, are prohibited from engaging in hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving our securities, holding our securities in a margin account or pledging our securities as collateral for a loan.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than 10% percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such filings and other information available to us, as well as representations from the Reporting Persons, we believe that during the Last Fiscal Year, the Reporting Persons timely filed all such reports, except that: (i) Nubar Herian failed to timely file Form 4s reporting (a) the purchases of an aggregate of 12,940 shares and the sales of an aggregate of 2,940 shares in the open market, (b) a common stock dividend of 5,085 paid on the Company’s Series A convertible preferred stock, (c) the conversion of 300,000 shares pursuant to the Company’s Series A preferred stock, and (d) various purchases in the open market of an aggregate of 22,112 shares of common stock by a company controlled by Mr. Herian; (ii) Silvia Alana failed to timely file a Form 4 reporting the grant of a stock option to purchase 7,013 shares; and (iii) Jeffrey Guzy failed to timely file a Form 4 reporting the purchase of 12,500 shares in the open market.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission with its independent auditors. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor’s independence and based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Respectfully submitted,

The Audit Committee of the Board of Directors

Jeffrey Guzy, Chairman

Trond Ringstad

Timothy McLellan

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey, LLP served as the independent registered public accounting firm to audit the Company’s consolidated financial statements since the fiscal years ended December 31, 2021 and 2020.

The aggregate fees billed for professional services by MaloneBailey, LLP for professional services rendered for the years ended December 31, 2021 and 2020 were:

The aggregate fees billed to us by our principal accountants, MaloneBailey, LLP, for professional services rendered for the year ended December 31, 2021 and 2020 are set forth below:

Fee Category	December 31, 2021	December 31, 2020

Audit fees	$148,000	$76,000
Audit-related fees	41,000	-
Tax fees	-	-
All other fees	-	-
Total fees	$189,000	$76,000

In accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid MaloneBailey, LLP for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 included in Form 10-K and review of consolidated financial statements incorporated by reference into Form S-1 and Form S-3 and included in Form 10-Qs “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories. All of the services set forth above were approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee’s current policy is to pre-approve all audit and permissible non-audit services performed by MaloneBailey, LLP, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

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OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement.

By Order of the Board of Directors,

/s/ John Keeler
John Keeler, Chairman and Chief Executive Officer

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VOTE BY MAIL Mark, sign and date the enclosed proxy card and return it in the envelope provided. VOTE IN PERSON
* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	You may vote in person by attending the Annual Meeting to be held on December 12, 2022 at 10:00 a.m. (EST) at the offices of the Company located at 3000 NW 109th Avenue, Miami, Florida 33172

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Blue Star Foods Corp.

         DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2 AND 3, AND “THREE YEARS” FOR PROPOSAL 4.

(1)	Election of Directors:

FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH

THE NOMINEES’ NAMES BELOW:

1 John Keeler	2 Nubar Herian	3 Jeffrey Guzy	4 Timothy McLellan
5 Trond Ringstad	6 Silvia Alana	7 Juan Carlos Dalto

(2)	To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022

VOTE FOR	VOTE AGAINST	ABSTAIN

(3)	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

VOTE FOR	VOTE AGAINST	ABSTAIN

(4)	To approve, on a non-binding advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

*SPECIMEN*	AC:ACCT9999	90.00

BLUE STAR FOODS CORP.

Annual Meeting of Stockholders

December 12, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE BE SURE TO SIGN REVERSE SIDE OR PROXY WILL NOT BE VALID